UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Laurie D. Neat

American Mutual Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Multiple perspectives
to income investing, one
approach to dividends

Special feature page 6

American Mutual Fund® Annual report for the year ended October 31, 2016

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	10.00%	12.74%	6.45%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated January 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.01%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.85%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature

6	Multiple perspectives to income investing, one approach to dividends

Contents
1	Letter to investors
3	The value of a long-term perspective
12	Summary investment portfolio
15	Financial statements
32	Board of trustees and other officers

Fellow investors:

The U.S. stock market finished higher for the fiscal year ended October 31, 2016, recovering from losses earlier in the period. While concerns about global growth continued to weigh on investor sentiment, U.S. economic data was generally positive and corporate earnings were slightly better than expected. Higher oil and commodity prices also lifted the market, rebounding from a sell-off that began last year. The U.S. Federal Reserve raised interest rates for the first time in almost a decade in December 2015; while the central bank has opted to keep rates unchanged since then, it is expected to raise rates again in the near future.

With the stock market rising during the period, American Mutual Fund more than kept pace, posting a total return of 6.33%. This exceeded the 4.51% return for the unmanaged Standard & Poor’s 500 Composite Index,* a market capitalization-weighted index based on the results of 500 widely held common stocks. The fund, which is managed conservatively, fared especially well during the market downturn earlier in the year. It has tended to do better in weak markets because high quality dividend-paying companies are typically less volatile than the overall market and have offered better downside protection.

Over longer periods of time, the fund’s returns have compared favorably to those of the S&P 500, with less volatility. For the past 10 years, the fund had an average annual total return of 6.47% compared with the index’s 6.70% return. For its 66-year lifetime, the fund has had an average annual total return of 11.54% compared with 11.15% for the S&P 500. The index is unmanaged and, therefore, has no expenses; investors cannot invest directly in an index.

Portfolio review

Holdings in the industrials sector made strong contributions to the fund’s returns. These gains were primarily driven by Lockheed Martin and Waste Management. Shares of Lockheed Martin advanced as the U.S. defense contractor continued to land new contracts and generate cash, allowing it to increase its dividend. The company reported strong earnings amid growing demand for its defense systems at home and abroad. Meanwhile, shares of Waste Management also gained after the company reported solid earnings, driven by a combination of price increases, stronger volumes and cost savings as it refocuses on core business activities.

Several companies held in the fund benefitted from the rebound in oil prices, from traditional energy companies like Canadian Natural Resources to railroad operators such as Norfolk Southern. We believe the fund’s energy holdings, which we added to on the margin during the period, offer good value as the supply-demand balance has reversed and oil prices rebounded. Many energy companies also pay healthy dividends, including pipeline companies such as Enbridge, which are recovering along with the oil sector.

In the telecommunication services sector, shares of AT&T and Verizon Communications have risen as worries subsided about price competition from smaller rivals Sprint and T-Mobile US, as well as technology companies like Apple and Google that could try to offer mobile services. We believe these threats are exaggerated and unlikely to have a long-term impact on AT&T and Verizon Communications, which offer dividend yields around 5% and may very well benefit from further industry consolidation in the future. We will continue to monitor the potential merger of AT&T and Time Warner, which may come under regulatory scrutiny.

*	Source: S&P Dow Jones Indices LLC

American Mutual Fund	1

Elsewhere, shares of Texas Instruments posted strong gains as the semiconductor company reported robust earnings amid strong demand from the automotive and industrial sectors. However, several companies in the health care sector declined, including Amgen and AbbVie. Shares of Amgen weakened in response to negative investor sentiment toward the biotechnology sector in general, including concerns about drug pricing and generic competition. Drug pricing in the U.S. is changing, creating both risks and opportunities within the sector. Over the longer term, our outlook for the fund’s pharmaceutical holdings remains intact. We continue to focus on those companies that we believe offer adequately priced drugs and the most innovation, which is often measured by improved patient outcomes.

Looking ahead

The U.S. economy will likely continue to grow at a moderate pace, although much uncertainty exists following the presidential election. The unemployment rate is low, real wages are gradually increasing, consumer spending is slowly rising and inflation remains muted. As a result, the Fed should raise rates gradually in the near future, which would be unlikely to have a significant impact on the economy.

If the central bank raises rates too quickly, the dollar could strengthen further, making it more difficult for U.S. companies to compete on the global market.

The combination of rising rates and political uncertainty in the U.S., as well as geopolitical events in Europe and the Middle East, could cause more volatility going forward. While the market doesn’t like uncertainty — no matter what form it takes — we believe our consistent approach of investing in quality companies will serve investors well in an increasingly uncertain environment. The fund is well-diversified and the portfolio managers consider its capital preservation objective to be very important in security selection and portfolio construction.

Managers are targeting companies that offer yield along with growth potential; many of these companies are in industries that generally have not been high-yielding, such as information technology and health care. In addition to helping fulfill the fund’s objective of providing income, these nontraditional dividend payers tend to be less interest-rate sensitive and can offer downside protection as well as price appreciation. Portfolio managers also are finding some attractive opportunities in the energy and financials sectors.

When investing for income, the fund’s managers are mindful to limit investments in those companies with high dividend yields and little earnings growth, which tend not to do as well when interest rates are rising. Companies with dividend growth tend to do better in such an environment. Dividend growth also sends a positive message about a company’s earnings and management’s willingness to share profits with investors instead of spending capital on acquisitions or share repurchases, which have a less impressive track record of benefiting shareholders. For more on income investing and our approach to dividends, see the related feature starting on page 6.

Investors should keep in mind the three objectives of the fund: current income, growth of capital and conservation of principal, which is especially important during a period of rising interest rates and higher valuations. We are pleased to report that the number of shareholder accounts in AMF has grown by 4.4% from a year ago. We welcome our new shareholders and thank our long-term investors for their continued support.

Cordially,

Joyce E. Gordon

Vice Chairman

William L. Robbins

President

December 8, 2016

For current information about the fund, visit americanfunds.com.

Dividends paid in calendar year 2016

For tax purposes, here are the quarterly income dividends Class A shareholders received in calendar year 2016.

Income dividends per share:	$0.185 paid 3/18/16
$0.185 paid 6/17/16
$0.185 paid 9/16/16
$0.185 to be paid on 12/19/16*

The fund will also pay a special dividend from accumulated undistributed net income and a capital gain distribution on 12/19/16.*

*	Unaudited.

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2016, will be mailed to you with your American Funds Tax Guide in late January 2017.

2	American Mutual Fund

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes reinvested capital gain distributions totaling $4,935,569 in the years 1950–2016 and reinvested dividends.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions taken in shares totaling $701,208 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $102,863 to buy today what $10,000 bought when the fund began.
[7]	For the period February 21, 1950 (commencement of operations), through October 31, 1950.

For more than 66 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital return. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — commencement of operations — through October 31, 2016. The table beneath the chart shows the fund’s total return in each of the 66 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $13,687,057.3

Use the table below to estimate the growth of your investment. Let’s say that you have been reinvesting all your dividends and want to know how your investment has done since the end of fiscal 2006. As the table shows, the value of the investment illustrated here was $7.3 million. Since then, it has grown to $13.7 million. Thus, in the same period, the value of your 2006 investment — regardless of its size — also has grown.

American Mutual Fund	3

4	American Mutual Fund

American Mutual Fund	5

Multiple perspectives
to income investing,
one approach
to dividends

“Multiple perspectives. One approach.” These words describe the unique investment process, known as The Capital System,SM that portfolio managers at American Funds use. It combines high-conviction investing and individual accountability with diverse perspectives and teamwork.

The portfolio managers of American Mutual Fund each have a different style when it comes to income investing. Some invest in big companies in stable industries and with high dividend yields, while others look for opportunities in companies that have fallen on hard times. But when it comes to encouraging companies to pay dividends, the fund’s portfolio managers are unified in their approach. They take an active role, often working together, when meeting with management teams and discussing how companies should use their cash to reward shareholders.

“While our investors like to receive dividends, not every company should necessarily pay a large and growing dividend,” explains portfolio manager Joyce Gordon, also vice chairman of the fund. “However, we tend to invest in more mature, established companies that have the wherewithal to pay dividends. They have stable or growing cash flows and are generating strong earnings. We look at the various uses the company has for its cash and make the appropriate suggestion to management.”

Categories of income investing

Generally speaking, there are four broad categories of companies when investing for income: big, stable companies and industries; those industries and companies that are maturing; companies that have fallen on hard times; and companies that are in secular decline. Most of the fund’s portfolio managers use a mix of companies from these categories, but each category has different things to be mindful of when investing for income.

The first category typically includes big companies in stable industries such as utilities and telecommunication services. These are more defensive companies whose earnings tend not to vary much through the ups and downs of economic cycles. They don’t require a lot of capital spending and pay out much of their earnings; but since they don’t grow

6	American Mutual Fund

very fast, one needs to be careful about the valuations. Joyce says the “meat and potatoes” of her portfolio are in this category.

She has a handful of investments in the second category: companies and industries that are maturing. This category includes companies that were in a growth phase several years ago but that are now generating more cash flow and paying out large and growing dividends. Recent examples include Amgen and Gilead Sciences in the biotechnology industry. “The companies have lower investment needs than when they were starting up,” she says. “As earnings start to come through, they get to the point where they can initiate a dividend and grow it rapidly.”

Joyce has a larger number of investments in the third category: companies that have fallen on hard times. These companies are mostly in cyclical sectors that are attractively valued such as energy, financials and industrials. “They have been hit by commodity prices or the economic cycle, offer good value at current prices and have a decent current yield that is likely to grow over time,” she explains, adding that in some cases it can be companies with an isolated problem. “We must be confident that the business will improve and the dividend is sustainable. These types of holdings can be more volatile than those in the other categories.”

Finally, there are those companies that are in secular decline. They tend to have high dividend yields because management is running the business for cash and paying it all out. “Don’t be in denial that these companies’ earnings are in decline and be careful what you pay for them,” warns Joyce. “I have tried to avoid companies in secular decline. They tend to be value traps — they always look cheap and never seem to increase in value.”

Joyce says this approach of investing in a blend of yield categories provides a great mix of opportunities for the fund’s investors. “It allows the fund to take advantage of cyclically depressed valuations and allows us to invest in faster growing companies while not incurring too much risk,” she says. “The overall blend tends to do better than the market in downturns and participates to a significant extent in market rallies.”

Portfolio manager Will Robbins, also president of the fund, says he tries to avoid investing in what he calls “melting ice cubes,” noting that while near-term yields on these stocks may be attractive, “investing in companies in long-term, secular decline is a hard way to make a living. They may enjoy temporary periods of success, but their stock charts often resemble a yo-yo descending a set of stairs. Instead, I want to hold companies where time is on my side. The power of compounding through growth and good capital management — including a healthy dividend — can mask a lot of mistakes.”

Likewise, the other portfolio managers tend to avoid companies in secular decline and invest in a mix of companies from the other three categories. However, each one brings a different perspective to the fund while still working together to achieve its three objectives: current income, growth of capital and conservation of principal — in other words, The Capital System at work.

“All of the fund’s portfolio managers are striving to have less volatility than the overall market so I suspect that each of us has a blend of these types of investments,” says Joyce, who also serves as principal investment officer. “We focus on different securities and some managers have many more holdings in certain industries than others. We invest in companies but it is instructive to look at the industry weighting to see the variation across portfolio managers.”

Will Robbins

President and

Portfolio manager

“We tend to invest in more mature, established companies that have the wherewithal to pay dividends. They have stable or growing cash flows and are generating strong earnings. We look at the various uses the company has for its cash and make the appropriate suggestion to management.”

Joyce Gordon

 Vice chairman and Portfolio manager

American Mutual Fund	7

James Terrile

Portfolio manager

Portfolio manager Brad Vogt says he tends to invest in larger companies across a range of industries that have long histories of stability and growth. He pays attention to the past volatility of companies and stocks, constructing a portfolio that should do better than the market in flat or declining periods. “To pick two examples, Cisco and IBM are not viewed as the most innovative technology leaders, but they have broad customer bases, good recurring service revenue, strong free cash flow and reasonable valuations,” notes Brad.

The fund’s other portfolio managers have slightly different approaches. Dylan Yolles prefers to invest in high-quality companies where temporary uncertainty may be depressing the valuation. “But because the companies tend to generate a lot of cash, it gives me confidence that they will increase earnings and dividends,” he says. “When the uncertainty abates, valuation multiples will expand.” Examples of long-term holdings in his portfolio that were purchased during periods of uncertainty include technology company Microsoft and defense contractor Lockheed Martin, which have since been revalued by the market.

James Terrile says he generally looks for mispriced securities when investing in his portfolio for the fund. “Big, stable industries may offer opportunities because two different industry groups can trade at markedly different valuations,” he explains, noting that the phenomenon occurred recently with telecom and utilities. “Telecoms have a more competitive marketplace today and

How American Mutual Fund has fared during market declines*

*	Major stock market declines are based on price declines of 15% or more (without dividends reinvested) in the unmanaged S&P 500 with 100% recovery between declines (except for a 77% recovery between 3/9/09 and 4/29/11). There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

8	American Mutual Fund

have been acquisitive, creating uncertainty. Utilities trade at higher valuations because interest rates have been low. By definition, we are always invested in one of the types of companies mentioned. The key is avoiding value traps.”

How companies use their cash

There are five basic ways in which companies can use their cash: capital spending, acquisitions, paying down debt, share buybacks and paying dividends. While the fund’s portfolio managers each have different styles of income investing, they agree that paying a dividend is often one of the best ways a company can use its free cash flow to reward shareholders.

“I believe all five options can add value, however, empirical evidence would suggest that share buybacks and acquisitions have destroyed a lot of value in corporate America over time,” says Will, noting that while capital spending on high-return projects can add value, it can also result in low-return projects getting funded. “Dividends are the great equalizer. They set the floor for the return threshold that must be met by other alternatives. The presence of a dividend serves as a reminder that excess cash belongs to the shareholders and it holds management’s feet to the fire to justify alternative uses of cash based on expected returns.”

Will says that dividends are a very tangible and direct form of returning cash that represents a significant value to shareholders — especially in a low-return environment — whereas the value of share buybacks is far more opaque. “If companies are able to buy their stock back at low prices, they can add value to remaining shareholders, driving prices higher,” he explains. “However, history suggests that companies are more likely to repurchase stock when flush with cash, which often coincides with high share prices. That is often value-destructive.”

Having covered the U.S. telecom industry for 17 years, Brad tends to invest in higher dividend yielding companies than some of the other portfolio managers on the fund. As a result, he has a particular focus on how companies generate free cash flow and where they deploy that cash. Other than share buybacks and paying dividends, he says it is sometimes important for companies to use their free cash flow for other uses, such as paying down debt.

“Spending cash to pay down debt can be a sensible thing to do, but it is very situational, based on the company and industry as well other factors, like interest rates,” explains Brad. “We have to be careful of those companies that have used the low interest rate environment to leverage up their balance sheets — if rates go up, this could be a problem for them. Likewise, acquisitions can consume cash or be paid for by issuing equity.”

Brad and the fund’s other portfolio managers and investment analysts meet regularly with the management teams of the companies they invest in to discuss, among other things, how they deploy their free cash flow, often encouraging them to pay or increase their dividends. “Our experienced analysts take the lead in our ongoing dialogue with managements about their approach to allocating capital,” he says. “The fact that we have a longer term investment horizon than many investors makes it more likely that managements are interested in our views. We are not activist shareholders who try to influence company actions in the public media. But we have clear views on corporate governance, shareholder rights and capital allocation that we communicate.”

Many of the companies in which the fund invests are already paying out what the portfolio managers and analysts think they should be paying. However, if they

Dylan Yolles

Portfolio manager

“We are not activist shareholders who try to influence company actions in the public media. But we have clear views on corporate governance, shareholder rights and capital allocation that we communicate.”

Brad Vogt

Portfolio manager

American Mutual Fund	9

“If you recognize that dividends are fundamentally profits and profits are eventually dividends, then dividends are just as sustainable as the profits from which they are paid. When profits are weaker, dividends are likely to follow, and while that is inevitable I am not so sure it is imminent.”

Jim Lovelace

Portfolio manager

determine that a company should be paying a larger dividend, usually the analyst will meet with the top executives and make the case directly to them. “We can show them what their acquisitions and previous buybacks have done to shareholder value and can also show their payout in relation to their peers,” says Joyce. “Sometimes, we are invited to present the case for higher dividends to the board. But ultimately the companies make the decision themselves.”

The sustainability of dividends

Companies are paying more of their profits to shareholders than at any time since the global financial crisis, helping boost shares of dividend paying companies, even as many of them have reported lackluster earnings. This has some investors worried about the sustainability of dividend payments and that a period of strong dividend growth may be coming to an end.

“I don’t think dividend growth will be as strong as it has been over the last eight years,” Joyce says. “Since the global financial crisis, we have seen companies bring back dividends as earnings have rebounded. The payout ratio is now fairly high and corporate earnings are not expected to grow quite as fast as they have up until now. Companies have taken on more leverage with rates very low and they may need to add to their pension assets to pay for obligations. Dividend growth can still be found but it will take more digging to find the gems out there.”

Brad says that while the last eight years have been great for income investors as companies returned profits to shareholders, he wonders what the next eight years will look like. “The big question is, can it be sustained?” he asks. “A number of companies have stretched their balance sheets, benefited from lower tax and interest rates, and not dealt with large pension liabilities.

Favorable returns with less volatility

American Mutual Fund strives to meet its objectives. If we look back 10 years, as shown below, AMF has provided comparable or higher returns than those of its four benchmarks. The fund has been able to accomplish this with lower volatility than its benchmarks.

	Average annual total return	Volatility
AMF	6.47%	12.62%
S&P 500	6.70	15.38
Lipper Growth and Income Funds Index	4.92	14.86
Lipper Large-Cap Value Funds Index	5.07	15.46
Lipper Large-Cap Core Funds Index	5.95	15.03

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns). It is a common measure of absolute volatility that shows how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is a market capitalization-weighted index based on the results of 500 widely held common stocks. Source: S&P Dow Jones Indices LLC. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The Lipper Growth and Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth orientation with the pursuit of income. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are equally weighted indexes of the 30 largest mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Source: Thomson Reuters Lipper.

10	American Mutual Fund

It’s not so much that I worry about companies cutting dividends, but we could be in an environment where the growth of dividends slows and share buybacks are smaller.”

As portfolio manager Jim Lovelace notes, dividends are driven by earnings. “If you recognize that dividends are fundamentally profits and profits are eventually dividends, then dividends are just as sustainable as the profits from which they are paid,” he says. “When profits are weaker, dividends are likely to follow, and while that is inevitable I am not so sure it is imminent.”

James points out that companies with high leverage, cyclical profits and high payout ratios pose the greatest risk to dividend safety. “We try to assess these risks one company at a time,” he explains, noting that payout ratios are not excessively high on average. “With valuations having expanded since 2009, sensible management teams recognize that dividends will play a more important role in total return going forward.”

Finally, Will reminds investors that since so many dividends were cut during the last recession, they started from a very low base of absolute dividend levels. “Since then, dividends have grown substantially, but I believe they have room to grow more,” he states. “Cash positions on corporate balance sheets are exceptionally strong, and whole industries — from information technology to financial services — have the potential to pay much higher dividends in the future.” ■

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at American Mutual Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	91%	100%
■	Canada	6	—
■	Europe	3	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	—	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	61%	63%
■	Canada	6	2
■	Europe	11	12
■	Japan	2	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	19	19
	Total	100%	100%

Compared with the S&P 500 as a percentage of net assets. All figures include convertible securities.

Source: Capital Group (as of October 31, 2016).

American Mutual Fund	11

Summary investment portfolio October 31, 2016

Industry sector diversification	Percent of net assets

Common stocks 88.78%	Shares	Value (000)
Energy 8.50%
Chevron Corp.	4,293,800	$449,776
ConocoPhillips	6,519,500	283,272
Enbridge Inc.	7,386,638	318,881
Exxon Mobil Corp.	7,003,500	583,532
Schlumberger Ltd.	3,110,000	243,295
Spectra Energy Corp	5,625,500	235,202
Suncor Energy Inc.	12,406,310	372,291
Other securities		811,592
		3,297,841
Materials 3.47%
Agrium Inc.	2,795,000	256,637
Monsanto Co.	2,392,900	241,133
Praxair, Inc.	2,809,924	328,930
Other securities		520,472
		1,347,172
Industrials 12.67%
Boeing Co.	4,542,900	647,045
CSX Corp.	8,095,493	246,994
General Dynamics Corp.	1,722,164	259,599
General Electric Co.	19,537,685	568,547
Lockheed Martin Corp.	2,516,560	620,030
Norfolk Southern Corp.	4,428,100	411,813
Union Pacific Corp.	4,616,264	407,062
Waste Management, Inc.	6,918,100	454,242
Other securities		1,298,831
		4,914,163
Consumer discretionary 6.82%
Carnival Corp., units	5,909,200	290,142
Comcast Corp., Class A	5,804,000	358,803
Home Depot, Inc.	2,991,250	364,962
McDonald’s Corp.	3,404,000	383,188
Newell Rubbermaid Inc.	7,198,200	345,658
Other securities		901,116
		2,643,869

12	American Mutual Fund

	Shares	Value (000)
Consumer staples 7.55%
Coca-Cola Co.	14,353,900	$608,605
Procter & Gamble Co.	7,410,378	643,221
Other securities		1,675,578
		2,927,404

Health care 12.93%
AbbVie Inc.	16,814,400	937,907
Amgen Inc.	7,230,172	1,020,611
Johnson & Johnson	3,601,800	417,773
Medtronic PLC	6,742,000	552,979
Merck & Co., Inc.	4,736,485	278,126
Pfizer Inc.	8,223,200	260,758
Other securities		1,548,056
		5,016,210

Financials 10.51%
JPMorgan Chase & Co.	6,536,197	452,697
Marsh & McLennan Companies, Inc.	4,406,094	279,302
Wells Fargo & Co.	9,621,100	442,667
Other securities		2,900,866
		4,075,532

Information technology 11.73%
Analog Devices, Inc.	4,466,440	286,299
Apple Inc.	4,181,000	474,711
Intel Corp.	10,185,000	355,151
Microsoft Corp.	12,050,007	722,036
Texas Instruments Inc.	17,346,644	1,229,010
Other securities		1,483,395
		4,550,602

Telecommunication services 5.78%
AT&T Inc.	16,928,000	622,781
Verizon Communications Inc.	29,946,814	1,440,442
Other securities		176,251
		2,239,474

Utilities 5.57%
Exelon Corp.	11,121,885	378,923
PG&E Corp.	5,257,000	326,565
Sempra Energy	6,291,853	673,857
Other securities		780,080
		2,159,425

Real estate 1.27%
Crown Castle International Corp.	3,502,000	318,647
Other securities		173,340
		491,987

Miscellaneous 1.98%
Other common stocks in initial period of acquisition		767,206

Total common stocks (cost: $25,199,218,000)		34,430,885

Preferred securities 0.03%
Financials 0.03%
Other securities		11,358

Total preferred securities (cost: $10,004,000)		11,358

American Mutual Fund	13

Convertible stocks 0.46%	Shares	Value (000)

Utilities 0.07%
Exelon Corp., convertible preferred, units	600,000	$28,620

Miscellaneous 0.39%
Other convertible stocks in initial period of acquisition		151,770

Total convertible stocks (cost: $178,761,000)		180,390

Bonds, notes & other debt instruments 2.45%	Principal amount (000)
U.S. Treasury bonds & notes 1.82%
U.S. Treasury 1.00%–1.88% 2017–2021	$702,025	704,924

Corporate bonds & notes 0.63%
Financials 0.62%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	$116,654	120,387
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	115,445	120,496
		240,883

Real estate 0.01%
Other securities		3,973

Total corporate bonds & notes		244,856
Total bonds, notes & other debt instruments (cost: $932,661,000)		949,780

Short-term securities 8.14%
Apple Inc. 0.42% due 11/3/2016[1]	100,000	99,998
Chevron Corp. 0.45%–0.80% due 11/3/2016–1/4/2017[1]	149,200	149,130
Coca-Cola Co. 0.63%–0.68% due 12/6/2016–12/8/2016[1]	90,000	89,961
ExxonMobil Corp. 0.48%–0.51% due 11/1/2016–12/12/2016	70,000	69,975
Federal Home Loan Bank 0.25%–0.55% due 11/4/2016–4/13/2017	716,400	715,926
General Electric Co. 0.35% due 11/1/2016	33,300	33,300
Microsoft Corp. 0.50%–0.65% due 11/8/2016–1/24/2017[1]	280,600	280,449
Pfizer Inc. 0.59%–0.68% due 11/14/2016–12/19/2016[1]	187,800	187,720
U.S. Treasury Bills 0.29%–0.44% due 11/17/2016–2/16/2017	598,000	597,678
Wells Fargo Bank, N.A. 0.86%–0.90% due 11/14/2016–12/5/2016	100,000	100,032
Other securities		833,248

Total short-term securities (cost: $3,157,055,000)		3,157,417
Total investment securities 99.86% (cost: $29,477,699,000)		38,729,830
Other assets less liabilities 0.14%		53,119

Net assets 100.00%		$38,782,949

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities including holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,179,344,000, which represented 3.04% of the net assets of the fund.

See Notes to Financial Statements

14	American Mutual Fund

Financial statements

Statement of assets and liabilities

at October 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $29,477,699)		$38,729,830
Cash		100,182
Cash denominated in currencies other than U.S. dollars (cost: $1,739)		1,739
Receivables for:
Sales of investments	$31,736
Sales of fund’s shares	51,838
Dividends and interest	65,254
Other	19	148,847
		38,980,598
Liabilities:
Payables for:
Purchases of investments	128,565
Repurchases of fund’s shares	46,720
Investment advisory services	7,979
Services provided by related parties	10,696
Trustees’ deferred compensation	2,983
Other	706	197,649
Net assets at October 31, 2016		$38,782,949

Net assets consist of:
Capital paid in on shares of beneficial interest		$28,255,011
Undistributed net investment income		99,496
Undistributed net realized gain		1,176,326
Net unrealized appreciation		9,252,116
Net assets at October 31, 2016		$38,782,949

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,075,875 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$22,918,664	635,258	$36.08
Class B	17,375	485	35.86
Class C	1,155,768	32,468	35.60
Class F-1	1,384,256	38,524	35.93
Class F-2	3,084,357	85,506	36.07
Class 529-A	748,478	20,790	36.00
Class 529-B	1,946	54	36.00
Class 529-C	175,748	4,909	35.80
Class 529-E	36,248	1,011	35.87
Class 529-F-1	59,800	1,659	36.05
Class R-1	68,017	1,904	35.71
Class R-2	243,631	6,827	35.68
Class R-2E	6,538	182	35.97
Class R-3	601,352	16,791	35.81
Class R-4	653,379	18,168	35.96
Class R-5E	37	1	36.07
Class R-5	284,179	7,876	36.08
Class R-6	7,343,176	203,462	36.09

See Notes to Financial Statements

American Mutual Fund	15

Statement of operations

for the year ended October 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,063)	$975,789
Interest	35,651		$1,011,440
Fees and expenses*:
Investment advisory services	88,868
Distribution services	79,643
Transfer agent services	30,334
Administrative services	9,352
Reports to shareholders	1,306
Registration statement and prospectus	1,311
Trustees’ compensation	716
Auditing and legal	211
Custodian	432
Other	933
Total fees and expenses before reimbursement	213,106
Less transfer agent services reimbursement	—	†
Total fees and expenses after reimbursement			213,106
Net investment income			798,334

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments	1,150,417
Currency transactions	109		1,150,526
Net unrealized appreciation (depreciation) on:
Investments	309,003
Currency translations	(16)		308,987
Net realized gain and unrealized appreciation			1,459,513
Net increase in net assets resulting from operations			$2,257,847

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets

	(dollars in thousands)

	Year ended October 31
	2016	2015
Operations:
Net investment income	$798,334	$770,135
Net realized gain	1,150,526	1,625,232
Net unrealized appreciation (depreciation)	308,987	(2,068,090)
Net increase in net assets resulting from operations	2,257,847	327,277

Dividends and distributions paid to shareholders:
Dividends from net investment income	(790,233)	(748,630)
Distributions from net realized gain on investments	(1,432,185)	(1,194,098)
Total dividends and distributions paid to shareholders	(2,222,418)	(1,942,728)

Net capital share transactions	3,106,398	2,150,117

Total increase in net assets	3,141,827	534,666

Net assets:
Beginning of year	35,641,122	35,106,456
End of year (including undistributed net investment income: $99,496 and $91,375, respectively)	$38,782,949	$35,641,122

See Notes to Financial Statements

16	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its

American Mutual Fund	17

payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

18	American Mutual Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$3,297,841	$—	$—	$3,297,841
Materials	1,347,172	—	—	1,347,172
Industrials	4,914,163	—	—	4,914,163
Consumer discretionary	2,643,869	—	—	2,643,869
Consumer staples	2,927,404	—	—	2,927,404
Health care	5,016,210	—	—	5,016,210
Financials	4,075,532	—	—	4,075,532
Information technology	4,550,602	—	—	4,550,602
Telecommunication services	2,239,474	—	—	2,239,474
Utilities	2,159,425	—	—	2,159,425
Real estate	491,987	—	—	491,987
Miscellaneous	767,206	—	—	767,206
Preferred securities	11,358	—	—	11,358
Convertible stocks	180,390	—	—	180,390
Bonds, notes & other debt instruments	—	949,780	—	949,780
Short-term securities	—	3,157,417	—	3,157,417
Total	$34,622,633	$4,107,197	$—	$38,729,830

American Mutual Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

20	American Mutual Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2016, the fund reclassified $39,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $59,000 from undistributed net realized gain to undistributed net investment income and $74,543,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$103,732
Undistributed long-term capital gains	1,089,193
Gross unrealized appreciation on investment securities	9,744,201
Gross unrealized depreciation on investment securities	(407,411)
Net unrealized appreciation on investment securities	9,336,790
Cost of investment securities	29,393,040

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2016						Year ended October 31, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$480,542		$889,473		$1,370,015		$467,630		$756,144		$1,223,774
Class B	437		1,965		2,402		987		3,302		4,289
Class C	15,496		45,657		61,153		15,190		39,932		55,122
Class F-1	28,090		54,851		82,941		27,782		46,039		73,821
Class F-2	58,554		92,311		150,865		50,616		73,387		124,003
Class 529-A	14,716		28,387		43,103		14,220		23,822		38,042
Class 529-B	42		208		250		93		341		434
Class 529-C	2,243		7,065		9,308		2,189		6,064		8,253
Class 529-E	648		1,434		2,082		632		1,236		1,868
Class 529-F-1	1,262		2,155		3,417		1,202		1,837		3,039
Class R-1	907		2,769		3,676		957		2,455		3,412
Class R-2	3,254		9,784		13,038		3,341		8,764		12,105
Class R-2E	60		44		104		—	*	—	*	—	*
Class R-3	10,609		24,448		35,057		11,390		24,251		35,641
Class R-4	14,218		29,428		43,646		16,063		27,919		43,982
Class R-5E†	—	*	—	*	—	*
Class R-5	6,206		10,045		16,251		7,021		11,888		18,909
Class R-6	152,949		232,161		385,110		129,317		166,717		296,034
Total	$790,233		$1,432,185		$2,222,418		$748,630		$1,194,098		$1,942,728

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets

American Mutual Fund	21

and decreasing to 0.223% on such assets in excess of $34 billion. For the year ended October 31, 2016, the investment advisory services fee was $88,868,000, which was equivalent to an annualized rate of 0.242% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From November 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

22	American Mutual Fund

For the year ended October 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$53,834	$20,882		$2,254		Not applicable
Class B	342	38		Not applicable		Not applicable
Class C	11,317	1,060		567		Not applicable
Class F-1	3,387	1,676		682		Not applicable
Class F-2	Not applicable	2,863		1,270		Not applicable
Class 529-A	1,640	571		361		$593
Class 529-B	36	4		2		3
Class 529-C	1,725	148		87		143
Class 529-E	178	16		18		29
Class 529-F-1	—	44		28		46
Class R-1	683	88		34		Not applicable
Class R-2	1,800	876		120		Not applicable
Class R-2E	22	7		2		Not applicable
Class R-3	2,973	1,014		298		Not applicable
Class R-4	1,706	774		341		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	139		131		Not applicable
Class R-6	Not applicable	134		3,157		Not applicable
Total class-specific expenses	$79,643	$30,334		$9,352		$814

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $716,000 in the fund’s statement of operations reflects $375,000 in current fees (either paid in cash or deferred) and a net increase of $341,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Mutual Fund	23

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net increase
	Sales[1]		dividends and distributions				Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2016

Class A	$2,117,923	59,998	$1,335,916		39,500		$(2,842,016)	(80,185)	$611,823	19,313
Class B	735	21	2,393		72		(39,571)	(1,134)	(36,443)	(1,041)
Class C	208,485	5,961	60,454		1,818		(246,772)	(7,085)	22,167	694
Class F-1	343,674	9,763	82,018		2,436		(415,067)	(11,814)	10,625	385
Class F-2	1,295,449	36,206	145,805		4,301		(626,003)	(17,810)	815,251	22,697
Class 529-A	91,833	2,600	43,091		1,277		(96,384)	(2,726)	38,540	1,151
Class 529-B	110	3	249		8		(4,273)	(122)	(3,914)	(111)
Class 529-C	22,820	649	9,306		278		(32,199)	(917)	(73)	10
Class 529-E	4,637	133	2,080		62		(6,176)	(176)	541	19
Class 529-F-1	11,995	341	3,417		102		(9,958)	(284)	5,454	159
Class R-1	13,715	390	3,666		110		(21,250)	(605)	(3,869)	(105)
Class R-2	62,603	1,795	13,029		391		(74,875)	(2,149)	757	37
Class R-2E	6,662	189	103		3		(410)	(11)	6,355	181
Class R-3	157,368	4,482	35,034		1,045		(200,359)	(5,729)	(7,957)	(202)
Class R-4	161,912	4,586	43,644		1,297		(306,150)	(8,711)	(100,594)	(2,828)
Class R-5E2	37	1	—		—		—	—	37	1
Class R-5	89,634	2,544	16,167		477		(72,218)	(2,055)	33,583	966
Class R-6	1,872,974	52,635	385,021		11,346		(543,880)	(15,522)	1,714,115	48,459
Total net increase (decrease)	$6,462,566	182,297	$2,181,393		64,523		$(5,537,561)	(157,035)	$3,106,398	89,785

Year ended October 31, 2015

Class A	$2,152,234	58,408	$1,192,118		32,205		$(2,332,939)	(63,384)	$1,011,413	27,229
Class B	2,557	70	4,262		115		(53,103)	(1,446)	(46,284)	(1,261)
Class C	219,911	6,027	54,448		1,483		(255,562)	(7,019)	18,797	491
Class F-1	358,750	9,747	72,740		1,972		(304,137)	(8,298)	127,353	3,421
Class F-2	621,763	16,864	120,009		3,245		(486,974)	(13,352)	254,798	6,757
Class 529-A	94,229	2,557	38,037		1,029		(89,537)	(2,438)	42,729	1,148
Class 529-B	378	10	434		12		(5,457)	(148)	(4,645)	(126)
Class 529-C	24,802	676	8,245		224		(27,463)	(751)	5,584	149
Class 529-E	4,792	131	1,865		50		(5,432)	(148)	1,225	33
Class 529-F-1	10,925	296	3,025		82		(11,400)	(308)	2,550	70
Class R-1	24,544	671	3,402		93		(24,353)	(673)	3,593	91
Class R-2	67,330	1,845	12,091		329		(78,152)	(2,147)	1,269	27
Class R-2E	25	1	—	[3]	—	[3]	(1)	— [3]	24	1
Class R-3	169,640	4,623	35,585		965		(281,462)	(7,631)	(76,237)	(2,043)
Class R-4	234,028	6,330	43,865		1,187		(309,490)	(8,347)	(31,597)	(830)
Class R-5	80,877	2,192	18,902		510		(180,796)	(4,942)	(81,017)	(2,240)
Class R-6	1,451,241	39,476	296,009		8,014		(826,688)	(22,764)	920,562	24,726
Total net increase (decrease)	$5,518,026	149,924	$1,905,037		51,515		$(5,272,946)	(143,796)	$2,150,117	57,643

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,605,259,000 and $6,224,141,000, respectively, during the year ended October 31, 2016.

24	American Mutual Fund

Financial highlights

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 10/31/2016	$36.18	$.76	$1.35	$2.11	$(.76)	$(1.45)	$(2.21)	$36.08	6.33%	$22,919	.59%	2.16%
Year ended 10/31/2015	37.85	.79	(.41)	.38	(.77)	(1.28)	(2.05)	36.18	.96	22,282	.58	2.13
Year ended 10/31/2014	34.27	.72	4.28	5.00	(.71)	(.71)	(1.42)	37.85	14.99	22,280	.59	2.02
Year ended 10/31/2013	28.27	.70	6.00	6.70	(.70)	—	(.70)	34.27	24.01	19,724	.61	2.25
Year ended 10/31/2012	25.41	.66	2.87	3.53	(.67)	—	(.67)	28.27	14.02	15,677	.63	2.44
Class B:
Year ended 10/31/2016	35.92	.51	1.32	1.83	(.44)	(1.45)	(1.89)	35.86	5.55	17	1.36	1.47
Year ended 10/31/2015	37.57	.51	(.41)	.10	(.47)	(1.28)	(1.75)	35.92	.18	55	1.34	1.40
Year ended 10/31/2014	34.01	.45	4.24	4.69	(.42)	(.71)	(1.13)	37.57	14.13	105	1.35	1.28
Year ended 10/31/2013	28.05	.47	5.94	6.41	(.45)	—	(.45)	34.01	23.06	154	1.38	1.52
Year ended 10/31/2012	25.21	.46	2.83	3.29	(.45)	—	(.45)	28.05	13.16	196	1.39	1.71
Class C:
Year ended 10/31/2016	35.72	.48	1.33	1.81	(.48)	(1.45)	(1.93)	35.60	5.52	1,156	1.39	1.36
Year ended 10/31/2015	37.39	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.72	.15	1,135	1.38	1.33
Year ended 10/31/2014	33.88	.43	4.22	4.65	(.43)	(.71)	(1.14)	37.39	14.03	1,170	1.40	1.22
Year ended 10/31/2013	27.96	.44	5.94	6.38	(.46)	—	(.46)	33.88	23.01	1,076	1.42	1.44
Year ended 10/31/2012	25.14	.44	2.84	3.28	(.46)	—	(.46)	27.96	13.13	853	1.43	1.63
Class F-1:
Year ended 10/31/2016	36.04	.73	1.34	2.07	(.73)	(1.45)	(2.18)	35.93	6.25	1,384	.67	2.08
Year ended 10/31/2015	37.71	.75	(.40)	.35	(.74)	(1.28)	(2.02)	36.04	.88	1,374	.66	2.05
Year ended 10/31/2014	34.15	.69	4.26	4.95	(.68)	(.71)	(1.39)	37.71	14.88	1,309	.67	1.95
Year ended 10/31/2013	28.18	.68	5.98	6.66	(.69)	—	(.69)	34.15	23.91	1,397	.68	2.18
Year ended 10/31/2012	25.33	.65	2.86	3.51	(.66)	—	(.66)	28.18	14.00	1,000	.67	2.39
Class F-2:
Year ended 10/31/2016	36.17	.82	1.35	2.17	(.82)	(1.45)	(2.27)	36.07	6.53	3,084	.42	2.32
Year ended 10/31/2015	37.84	.85	(.40)	.45	(.84)	(1.28)	(2.12)	36.17	1.13	2,272	.41	2.31
Year ended 10/31/2014	34.27	.78	4.27	5.05	(.77)	(.71)	(1.48)	37.84	15.15	2,121	.42	2.18
Year ended 10/31/2013	28.27	.76	6.00	6.76	(.76)	—	(.76)	34.27	24.22	1,349	.43	2.46
Year ended 10/31/2012	25.41	.70	2.88	3.58	(.72)	—	(.72)	28.27	14.26	1,197	.43	2.59
Class 529-A:
Year ended 10/31/2016	36.10	.73	1.34	2.07	(.72)	(1.45)	(2.17)	36.00	6.25	749	.69	2.06
Year ended 10/31/2015	37.77	.75	(.41)	.34	(.73)	(1.28)	(2.01)	36.10	.86	709	.68	2.03
Year ended 10/31/2014	34.21	.68	4.26	4.94	(.67)	(.71)	(1.38)	37.77	14.83	698	.69	1.92
Year ended 10/31/2013	28.22	.67	5.99	6.66	(.67)	—	(.67)	34.21	23.90	611	.71	2.15
Year ended 10/31/2012	25.37	.63	2.86	3.49	(.64)	—	(.64)	28.22	13.91	473	.72	2.34
Class 529-B:
Year ended 10/31/2016	36.04	.47	1.33	1.80	(.39)	(1.45)	(1.84)	36.00	5.43	2	1.48	1.35
Year ended 10/31/2015	37.68	.47	(.41)	.06	(.42)	(1.28)	(1.70)	36.04	.07	6	1.46	1.27
Year ended 10/31/2014	34.10	.41	4.26	4.67	(.38)	(.71)	(1.09)	37.68	13.99	11	1.48	1.15
Year ended 10/31/2013	28.13	.43	5.96	6.39	(.42)	—	(.42)	34.10	22.88	16	1.50	1.40
Year ended 10/31/2012	25.28	.42	2.85	3.27	(.42)	—	(.42)	28.13	13.05	19	1.52	1.58

See page 27 for footnotes.

American Mutual Fund	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-C:
Year ended 10/31/2016	$35.91	$.46	$1.33	$1.79	$(.45)	$(1.45)	$(1.90)	$35.80	5.43%		$176		1.46%		1.30%
Year ended 10/31/2015	37.58	.46	(.40)	.06	(.45)	(1.28)	(1.73)	35.91	.08		176		1.46		1.26
Year ended 10/31/2014	34.04	.40	4.25	4.65	(.40)	(.71)	(1.11)	37.58	13.97		179		1.47		1.14
Year ended 10/31/2013	28.09	.42	5.96	6.38	(.43)	—	(.43)	34.04	22.92		159		1.50		1.37
Year ended 10/31/2012	25.26	.42	2.84	3.26	(.43)	—	(.43)	28.09	13.01		126		1.51		1.55
Class 529-E:
Year ended 10/31/2016	35.97	.64	1.35	1.99	(.64)	(1.45)	(2.09)	35.87	6.02		36		.93		1.83
Year ended 10/31/2015	37.64	.66	(.41)	.25	(.64)	(1.28)	(1.92)	35.97	.61		36		.93		1.79
Year ended 10/31/2014	34.09	.59	4.26	4.85	(.59)	(.71)	(1.30)	37.64	14.58		36		.94		1.67
Year ended 10/31/2013	28.13	.59	5.97	6.56	(.60)	—	(.60)	34.09	23.56		32		.96		1.90
Year ended 10/31/2012	25.29	.56	2.85	3.41	(.57)	—	(.57)	28.13	13.62		26		.98		2.08
Class 529-F-1:
Year ended 10/31/2016	36.15	.81	1.34	2.15	(.80)	(1.45)	(2.25)	36.05	6.48		60		.46		2.29
Year ended 10/31/2015	37.82	.83	(.40)	.43	(.82)	(1.28)	(2.10)	36.15	1.09		54		.46		2.26
Year ended 10/31/2014	34.25	.76	4.27	5.03	(.75)	(.71)	(1.46)	37.82	15.10		54		.47		2.14
Year ended 10/31/2013	28.26	.74	5.99	6.73	(.74)	—	(.74)	34.25	24.14		46		.49		2.36
Year ended 10/31/2012	25.39	.69	2.88	3.57	(.70)	—	(.70)	28.26	14.21		32		.51		2.54
Class R-1:
Year ended 10/31/2016	35.83	.47	1.33	1.80	(.47)	(1.45)	(1.92)	35.71	5.46		68		1.43		1.33
Year ended 10/31/2015	37.51	.48	(.41)	.07	(.47)	(1.28)	(1.75)	35.83	.11		72		1.41		1.31
Year ended 10/31/2014	33.98	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.51	14.02		72		1.42		1.19
Year ended 10/31/2013	28.04	.44	5.95	6.39	(.45)	—	(.45)	33.98	22.98		68		1.44		1.43
Year ended 10/31/2012	25.22	.43	2.86	3.29	(.47)	—	(.47)	28.04	13.12		58		1.43		1.61
Class R-2:
Year ended 10/31/2016	35.81	.47	1.32	1.79	(.47)	(1.45)	(1.92)	35.68	5.45		244		1.41		1.34
Year ended 10/31/2015	37.48	.49	(.40)	.09	(.48)	(1.28)	(1.76)	35.81	.17		243		1.37		1.35
Year ended 10/31/2014	33.95	.42	4.24	4.66	(.42)	(.71)	(1.13)	37.48	14.05		253		1.41		1.20
Year ended 10/31/2013	28.02	.45	5.94	6.39	(.46)	—	(.46)	33.95	23.02		235		1.40		1.47
Year ended 10/31/2012	25.19	.44	2.84	3.28	(.45)	—	(.45)	28.02	13.13		195		1.43		1.63
Class R-2E:
Year ended 10/31/2016	36.13	.56	1.38	1.94	(.65)	(1.45)	(2.10)	35.97	5.86		7		1.09		1.59
Year ended 10/31/2015	37.83	.61	(.35)	.26	(.68)	(1.28)	(1.96)	36.13	.63	[3]	—	[4]	.99	[3]	1.68	[3]
Period from 8/29/2014 to 10/31/2014[5,6]	37.19	.12	.73	.85	(.21)	—	(.21)	37.83	2.28	[3,7]	—	[4]	.08	[3,7]	.32	[3,7]
Class R-3:
Year ended 10/31/2016	35.93	.63	1.33	1.96	(.63)	(1.45)	(2.08)	35.81	5.93		601		.97		1.78
Year ended 10/31/2015	37.60	.65	(.41)	.24	(.63)	(1.28)	(1.91)	35.93	.59		611		.95		1.78
Year ended 10/31/2014	34.05	.58	4.26	4.84	(.58)	(.71)	(1.29)	37.60	14.58		716		.96		1.66
Year ended 10/31/2013	28.10	.59	5.96	6.55	(.60)	—	(.60)	34.05	23.55		650		.96		1.90
Year ended 10/31/2012	25.26	.56	2.86	3.42	(.58)	—	(.58)	28.10	13.64		518		.97		2.09

26	American Mutual Fund

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
Class R-4:
Year ended 10/31/2016	$36.07	$.74	$1.34	$2.08	$(.74)	$(1.45)	$(2.19)	$35.96	6.26%		$653		.67%		2.10%
Year ended 10/31/2015	37.74	.76	(.40)	.36	(.75)	(1.28)	(2.03)	36.07	.90		757		.64		2.07
Year ended 10/31/2014	34.18	.69	4.27	4.96	(.69)	(.71)	(1.40)	37.74	14.89		824		.66		1.96
Year ended 10/31/2013	28.20	.68	5.99	6.67	(.69)	—	(.69)	34.18	23.95		732		.66		2.18
Year ended 10/31/2012	25.35	.64	2.87	3.51	(.66)	—	(.66)	28.20	13.98		487		.66		2.37
Class R-5E:
Period from 11/20/2015 to 10/31/2016[5,8]	36.41	.72	1.19	1.91	(.80)	(1.45)	(2.25)	36.07	5.76	[7]	—	[4]	.52	[9]	2.18	[9]
Class R-5:
Year ended 10/31/2016	36.18	.85	1.35	2.20	(.85)	(1.45)	(2.30)	36.08	6.59		284		.36		2.39
Year ended 10/31/2015	37.85	.88	(.41)	.47	(.86)	(1.28)	(2.14)	36.18	1.20		250		.34		2.38
Year ended 10/31/2014	34.27	.80	4.28	5.08	(.79)	(.71)	(1.50)	37.85	15.24		346		.36		2.26
Year ended 10/31/2013	28.27	.78	6.00	6.78	(.78)	—	(.78)	34.27	24.32		415		.36		2.50
Year ended 10/31/2012	25.41	.73	2.87	3.60	(.74)	—	(.74)	28.27	14.31		311		.37		2.69
Class R-6:
Year ended 10/31/2016	36.19	.86	1.35	2.21	(.86)	(1.45)	(2.31)	36.09	6.65		7,343		.30		2.43
Year ended 10/31/2015	37.86	.89	(.40)	.49	(.88)	(1.28)	(2.16)	36.19	1.25		5,609		.30		2.41
Year ended 10/31/2014	34.28	.82	4.28	5.10	(.81)	(.71)	(1.52)	37.86	15.31		4,932		.30		2.31
Year ended 10/31/2013	28.28	.79	6.01	6.80	(.80)	—	(.80)	34.28	24.38		3,994		.31		2.50
Year ended 10/31/2012	25.41	.74	2.88	3.62	(.75)	—	(.75)	28.28	14.40		1,526		.32		2.73

	Year ended October 31
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	18%	27%	16%	18%	22%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Not annualized.
[8]	Class R-5E shares were offered beginning November 20, 2015.
[9]	Annualized.

See Notes to Financial Statements

American Mutual Fund	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary investment portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

December 8, 2016

28	American Mutual Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2016, through October 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Mutual Fund	29

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	5/1/2016	10/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,030.01	$3.02	.59%
Class A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B - actual return	1,000.00	1,026.03	6.84	1.34
Class B - assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C - actual return	1,000.00	1,025.74	7.05	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,029.43	3.43	.67
Class F-1 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 - actual return	1,000.00	1,030.70	2.10	.41
Class F-2 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A - actual return	1,000.00	1,029.28	3.48	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,025.57	7.40	1.45
Class 529-B - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-C - actual return	1,000.00	1,025.53	7.35	1.44
Class 529-C - assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E - actual return	1,000.00	1,028.18	4.65	.91
Class 529-E - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-F-1 - actual return	1,000.00	1,030.45	2.30	.45
Class 529-F-1 - assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-1 - actual return	1,000.00	1,025.52	7.30	1.43
Class R-1 - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 - actual return	1,000.00	1,025.59	7.15	1.40
Class R-2 - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E - actual return	1,000.00	1,027.05	5.72	1.12
Class R-2E - assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-3 - actual return	1,000.00	1,027.75	4.96	.97
Class R-3 - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 - actual return	1,000.00	1,029.46	3.43	.67
Class R-4 - assumed 5% return	1,000.00	1,021.83	3.41	.67
Class R-5E - actual return	1,000.00	1,030.38	2.71	.53
Class R-5E - assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-5 - actual return	1,000.00	1,030.95	1.84	.36
Class R-5 - assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 - actual return	1,000.00	1,031.24	1.54	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

30	American Mutual Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2016:

Long-term capital gains	$1,467,129,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$7,114,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

American Mutual Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2010	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
William H. Kling, 1942	2006	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station)	4	None

L. Daniel Jorndt, a trustee of the fund since 2010, retired on December 31, 2015. The trustees thank Mr. Jorndt for his dedication and service to the fund.

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

32	American Mutual Fund

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joyce E. Gordon, 1956 Vice Chairman of the Board	1996–2001 2005	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
William L. Robbins, 1968 President	2004	Partner — Capital International Investors, Capital Research and Management Company	1	None

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James Terrile, 1965 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Strategy Research, Inc.[6]
Dylan Yolles, 1969 Senior Vice President	2015	Partner — Capital International Investors, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Laurie D. Neat, 1971 Secretary	2016	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Mutual Fund	33

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

34	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2016, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard and Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2016 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:

a) Audit Fees:

2015 $89,000

2016 $105,000

b) Audit-Related Fees:

2015 $13,000

2016 $11,000

c) Tax Fees:

2015 $8,000

2016 $8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015 None

2016 None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:

Not Applicable

b) Audit-Related Fees:

2015 $1,143,000

2016 $1,138,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

2015 None

2016 None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2015 $5,000

2016 $3,000

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,445,000 for fiscal year 2015 and $1,211,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Mutual Fund®
Investment portfolio
October 31, 2016
Common stocks 88.78% Energy 8.50%	Shares	Value (000)
BP PLC (ADR)	1,106,321	$39,330
Canadian Natural Resources, Ltd.	4,908,000	155,769
Chevron Corp.	4,293,800	449,776
ConocoPhillips	6,519,500	283,272
Devon Energy Corp.	993,600	37,648
Enbridge Inc.	7,386,638	318,881
EOG Resources, Inc.	1,413,500	127,809
Exxon Mobil Corp.	7,003,500	583,532
Halliburton Co.	317,000	14,582
Inter Pipeline Ltd.	2,802,900	58,114
Occidental Petroleum Corp.	1,198,000	87,346
PrairieSky Royalty Ltd.	87,700	1,907
Royal Dutch Shell PLC, Class A (ADR)	4,112,355	204,836
Royal Dutch Shell PLC, Class B (ADR)	1,610,600	84,251
Schlumberger Ltd.	3,110,000	243,295
Spectra Energy Corp	5,625,500	235,202
Suncor Energy Inc.	12,406,310	372,291
		3,297,841
Materials 3.47%
Agrium Inc.	2,795,000	256,637
Barrick Gold Corp.	1,200,000	21,108
CRH PLC (ADR)	1,089,059	35,177
Dow Chemical Co.	1,831,137	98,533
E.I. du Pont de Nemours and Co.	690,000	47,465
International Flavors & Fragrances Inc.	1,212,349	158,551
Monsanto Co.	2,392,900	241,133
Mosaic Co.	2,400,500	56,484
Nucor Corp.	1,099,600	53,715
Potash Corp. of Saskatchewan Inc.	3,036,800	49,439
Praxair, Inc.	2,809,924	328,930
		1,347,172
Industrials 12.67%
3M Co.	555,800	91,874
Boeing Co.	4,542,900	647,045
Canadian National Railway Co.	1,225,000	77,016
Caterpillar Inc.	306,000	25,539
CSX Corp.	8,095,493	246,994
Cummins Inc.	1,028,399	131,450
Eaton Corp. PLC	605,000	38,581
Emerson Electric Co.	2,446,850	124,006
General Dynamics Corp.	1,722,164	259,599
General Electric Co.	19,537,685	568,547
Illinois Tool Works Inc.	2,050,000	232,819
Lockheed Martin Corp.	2,516,560	620,030
Norfolk Southern Corp.	4,428,100	411,813
American Mutual Fund — Page 1 of 6

Common stocks Industrials (continued)	Shares	Value (000)
Northrop Grumman Corp.	243,700	$55,807
Republic Services, Inc.	2,836,300	149,274
Rockwell Automation	617,500	73,927
Rockwell Collins, Inc.	147,000	12,395
Union Pacific Corp.	4,616,264	407,062
United Parcel Service, Inc., Class B	876,000	94,398
United Technologies Corp.	1,876,174	191,745
Waste Management, Inc.	6,918,100	454,242
		4,914,163
Consumer discretionary 6.82%
Carnival Corp., units	5,909,200	290,142
Comcast Corp., Class A	5,804,000	358,803
Hasbro, Inc.	1,948,788	162,548
Home Depot, Inc.	2,991,250	364,962
Johnson Controls, Inc.	777,000	31,329
McDonald’s Corp.	3,404,000	383,188
Newell Rubbermaid Inc.	7,198,200	345,658
Omnicom Group Inc.	1,500,000	119,730
Ross Stores, Inc.	757,000	47,343
Scripps Networks Interactive, Inc., Class A	598,000	38,487
Starbucks Corp.	1,338,700	71,045
Time Warner Inc.	2,429,036	216,160
Viacom Inc., Class B	2,190,600	82,279
Walt Disney Co.	200,000	18,538
Whirlpool Corp.	225,000	33,710
Williams-Sonoma, Inc.	1,729,706	79,947
		2,643,869
Consumer staples 7.55%
Coca-Cola Co.	14,353,900	608,605
Colgate-Palmolive Co.	994,200	70,946
ConAgra Foods, Inc.	2,528,550	121,826
Costco Wholesale Corp.	1,089,300	161,075
Coty Inc., Class A	245,993	5,655
CVS Health Corp.	1,534,000	129,009
General Mills, Inc.	3,000,000	185,940
Kellogg Co.	1,539,423	115,657
Kimberly-Clark Corp.	1,000,000	114,410
Kraft Heinz Co.	2,292,000	203,873
Kroger Co.	1,450,000	44,921
Mead Johnson Nutrition Co.	557,000	41,647
Mondelez International, Inc.	3,703,900	166,453
Nestlé SA (ADR)	584,500	42,461
PepsiCo, Inc.	1,235,769	132,475
Procter & Gamble Co.	7,410,378	643,221
Reckitt Benckiser Group PLC (ADR)	1,382,000	25,208
Unilever PLC (ADR)	2,736,300	114,022
		2,927,404
Health care 12.93%
Abbott Laboratories	1,242,000	48,736
AbbVie Inc.	16,814,400	937,907
Aetna Inc.	1,175,400	126,179
AmerisourceBergen Corp.	432,000	30,378
American Mutual Fund — Page 2 of 6

Common stocks Health care (continued)	Shares	Value (000)
Amgen Inc.	7,230,172	$1,020,611
AstraZeneca PLC (ADR)	7,741,999	219,254
Cardinal Health, Inc.	1,055,000	72,468
Danaher Corp.	1,500,000	117,825
Eli Lilly and Co.	1,867,800	137,918
GlaxoSmithKline PLC	3,400,000	67,356
Johnson & Johnson	3,601,800	417,773
McKesson Corp.	214,000	27,214
Medtronic PLC	6,742,000	552,979
Merck & Co., Inc.	4,736,485	278,126
Novartis AG (ADR)	3,014,000	214,054
Pfizer Inc.	8,223,200	260,758
Quest Diagnostics Inc.	1,590,000	129,490
Roche Holding AG (ADR)	1,540,000	44,160
St. Jude Medical, Inc.	323,100	25,150
Stryker Corp.	1,638,000	188,943
UnitedHealth Group Inc.	700,000	98,931
		5,016,210
Financials 10.51%
Aon PLC, Class A	1,852,000	205,257
Arthur J. Gallagher & Co.	1,493,131	72,014
Bank of Montreal	2,218,926	141,212
Bank of New York Mellon Corp.	3,643,000	157,633
BB&T Corp.	5,100,000	199,920
Berkshire Hathaway Inc., Class B1	300,000	43,290
Capital One Financial Corp.	1,500,000	111,060
Chubb Ltd.	1,814,400	230,429
CME Group Inc., Class A	1,721,000	172,272
Intercontinental Exchange, Inc.	542,918	146,799
Invesco Ltd.	3,761,300	105,655
JPMorgan Chase & Co.	6,536,197	452,697
Marsh & McLennan Companies, Inc.	4,406,094	279,302
Moody’s Corp.	138,000	13,872
Old Republic International Corp.	2,200,800	37,105
PNC Financial Services Group, Inc.	1,076,000	102,865
Principal Financial Group, Inc.	3,900,000	212,940
Progressive Corp.	3,195,500	100,690
Royal Bank of Canada	2,458,000	153,568
S&P Global Inc.	321,643	39,192
State Street Corp.	2,079,700	146,016
Sun Life Financial Inc.	2,560,700	85,732
Toronto-Dominion Bank	1,989,400	90,279
Toronto-Dominion Bank (CAD denominated)	3,000,000	136,122
U.S. Bancorp	4,400,000	196,944
Wells Fargo & Co.	9,621,100	442,667
		4,075,532
Information technology 11.73%
Accenture PLC, Class A	1,514,000	175,987
Analog Devices, Inc.	4,466,440	286,299
Apple Inc.	4,181,000	474,711
Automatic Data Processing, Inc.	2,061,800	179,500
Cisco Systems, Inc.	6,600,000	202,488
Hewlett Packard Enterprise Co.	1,180,500	26,526
American Mutual Fund — Page 3 of 6

Common stocks Information technology (continued)	Shares	Value (000)
Hewlett-Packard Co.	1,180,500	$17,105
Intel Corp.	10,185,000	355,151
International Business Machines Corp.	1,400,000	215,166
Maxim Integrated Products, Inc.	1,500,000	59,445
Microsoft Corp.	12,050,007	722,036
NetApp, Inc.	2,228,500	75,635
Oracle Corp.	5,012,657	192,586
Paychex, Inc.	1,000,000	55,200
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,925,000	59,868
Texas Instruments Inc.	17,346,644	1,229,010
Visa Inc., Class A	936,500	77,271
Xilinx, Inc.	2,882,200	146,618
		4,550,602
Telecommunication services 5.78%
AT&T Inc.	16,928,000	622,781
BCE Inc.	1,000,000	45,440
TELUS Corp.	4,040,000	130,811
Verizon Communications Inc.	29,946,814	1,440,442
		2,239,474
Utilities 5.57%
American Electric Power Co., Inc.	1,435,000	93,045
Dominion Resources, Inc.	3,000,000	225,600
DTE Energy Co.	245,100	23,532
Duke Energy Corp.	2,847,857	227,886
Exelon Corp.	11,121,885	378,923
PG&E Corp.	5,257,000	326,565
PPL Corp.	2,044,300	70,201
Sempra Energy	6,291,853	673,857
Xcel Energy Inc.	3,365,000	139,816
		2,159,425
Real estate 1.27%
Crown Castle International Corp.	3,502,000	318,647
Simon Property Group, Inc.	90,000	16,736
Ventas, Inc.	2,311,500	156,604
		491,987
Miscellaneous 1.98%
Other common stocks in initial period of acquisition		767,206
Total common stocks (cost: $25,199,218,000)		34,430,885
Preferred securities 0.03% Financials 0.03%
U.S. Bancorp, Series F, 6.50% noncumulative depositary shares	387,000	11,358
Total preferred securities (cost: $10,004,000)		11,358
Convertible stocks 0.46% Utilities 0.07%
Exelon Corp., convertible preferred, units	600,000	28,620
American Mutual Fund — Page 4 of 6

Convertible stocks Miscellaneous 0.39%	Shares	Value (000)
Other convertible stocks in initial period of acquisition		$151,770
Total convertible stocks (cost: $178,761,000)		180,390
Bonds, notes & other debt instruments 2.45% U.S. Treasury bonds & notes 1.82% U.S. Treasury 1.82%	Principal amount (000)
U.S. Treasury 1.875% 2017	$39,050	39,444
U.S. Treasury 1.00% 2017	60,100	60,278
U.S. Treasury 1.375% 2021	39,665	39,812
U.S. Treasury 1.375% 2021	563,210	565,390
		704,924
Corporate bonds & notes 0.63% Financials 0.62%
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)	116,654	120,387
Wells Fargo & Co., Series K, junior subordinated 7.98% (undated)	115,445	120,496
		240,883
Real estate 0.01%
ERP Operating LP 5.75% 2017	3,866	3,973
Total corporate bonds & notes		244,856
Total bonds, notes & other debt instruments (cost: $932,661,000)		949,780
Short-term securities 8.14%
Air Products and Chemicals, Inc. 0.53% due 11/3/2016[2]	25,000	24,999
Apple Inc. 0.42% due 11/3/2016[2]	100,000	99,998
Caterpillar Financial Services Corp. 0.45%–0.51% due 11/2/2016–11/7/2016	122,200	122,196
Chevron Corp. 0.45%–0.80% due 11/3/2016–1/4/2017[2]	149,200	149,130
Coca-Cola Co. 0.63%–0.68% due 12/6/2016–12/8/2016[2]	90,000	89,961
ExxonMobil Corp. 0.48%–0.51% due 11/1/2016–12/12/2016	70,000	69,975
Federal Farm Credit Banks 0.54%–0.55% due 5/3/2017–5/17/2017	114,000	113,665
Federal Home Loan Bank 0.25%–0.55% due 11/4/2016–4/13/2017	716,400	715,926
Freddie Mac 0.41%–0.48% due 11/17/2016–1/17/2017	225,400	225,301
General Electric Co. 0.35% due 11/1/2016	33,300	33,300
Honeywell International Inc. 0.54% due 11/18/2016[2]	50,000	49,990
IBM Corp. 0.52% due 12/2/2016[2]	70,000	69,975
Microsoft Corp. 0.50%–0.65% due 11/8/2016–1/24/2017[2]	280,600	280,449
Pfizer Inc. 0.59%–0.68% due 11/14/2016–12/19/2016[2]	187,800	187,720
Private Export Funding Corp. 0.62%–0.70% due 11/2/2016–12/14/2016[2]	134,200	134,156
Qualcomm Inc. 0.44%–0.49% due 11/9/2016–11/22/2016[2]	52,000	51,991
U.S. Treasury Bills 0.29%–0.44% due 11/17/2016–2/16/2017	598,000	597,678
Wal-Mart Stores, Inc. 0.42% due 11/7/2016[2]	40,978	40,975
Wells Fargo Bank, N.A. 0.86%–0.90% due 11/14/2016–12/5/2016	100,000	100,032
Total short-term securities (cost: $3,157,055,000)		3,157,417
Total investment securities 99.86% (cost: $29,477,699,000)		38,729,830
Other assets less liabilities 0.14%		53,119
Net assets 100.00%		$38,782,949
American Mutual Fund — Page 5 of 6

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,179,344,000, which represented 3.04% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
COP = Colombian pesos
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-003-1216O-S54111	American Mutual Fund — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

American Mutual Fund:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the summary schedule of investments, as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of October 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of American Mutual Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 8, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By ___/s/ Paul F. Roye_________________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By ___/s/ Paul F. Roye_________________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 27, 2016

By __/s/ Brian D. Bullard________________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 27, 2016